UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2012

Date of reporting period:	January 31, 2012

Item 1. Schedule of Investments

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited)

Principal
Amount
(000s)		Value*
MORTGAGE-BACKED SECURITIES—53.7%
$411	Adjustable Rate Mortgage Trust, 2.764%, 1/25/36, CMO, VRN	$276,246
£378	Auburn Securities PLC, 1.173%, 10/1/41, CMO, FRN	503,004
$302	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	12,051
	Banc of America Funding Corp., CMO,
409	2.483%, 12/20/36, VRN	386,667
2,271	2.745%, 12/20/34, VRN	1,416,971
2,990	2.832%, 3/20/36, FRN	1,996,730
559	2.84%, 12/20/34, VRN	337,808
1,944	5.947%, 10/20/46, FRN	1,036,877
2,856	Banc of America Large Loan, Inc., 2.035%, 11/15/15, CMO, FRN (a)(d)	2,655,776
847	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.918%, 4/11/36, CMO (a)(d)	709,205
	Banc of America Mortgage Securities, Inc., CMO,
395	2.299%, 10/20/46, FRN	172,835
472	2.758%, 9/25/34, FRN	413,301
1,156	2.839%, 6/25/35, FRN	1,042,828
1,291	5.75%, 8/25/34	1,307,810
€1,682	Bancaja Fondo de Titulizacion de Activos, 1.585%, 5/22/50, CMO, FRN	1,613,481
	BCAP LLC Trust, CMO (a)(d),
$550	4.903%, 3/26/36, FRN	488,115
2,532	4.977%, 11/26/37, VRN	2,373,241
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
201	2.607%, 9/25/34, VRN	135,657
1,894	2.683%, 10/25/36, VRN	1,112,492
895	2.70%, 1/25/35, FRN	757,288
1,836	5.23%, 3/25/35, VRN	1,663,986
280	5.47%, 9/25/34, VRN	242,891
853	5.536%, 8/25/47, VRN	457,728
661	5.626%, 6/25/47, VRN	470,697
	Bear Stearns Alt-A Trust, CMO,
3,356	0.436%, 6/25/46, FRN	1,229,505
2,002	0.626%, 1/25/35, FRN	1,622,438
619	2.547%, 4/25/35, VRN	361,070
1,964	2.659%, 9/25/34, FRN	1,379,420
1,010	2.783%, 5/25/35, VRN	558,290
1,795	2.862%, 5/25/36, VRN	780,716
1,134	3.336%, 9/25/34, VRN	909,190
7,039	4.307%, 8/25/36, VRN	3,745,023
637	4.945%, 7/25/35, FRN	398,600
1,326	5.025%, 11/25/36, VRN	742,107
124	5.321%, 11/25/35, VRN	86,259
1,117	5.677%, 8/25/36, VRN	606,333
2,500	Bear Stearns Commercial Mortgage Securities,
	5.811%, 3/13/40, CMO, VRN (a)(d)	2,253,270
£623	Bluestone Securities PLC, 1.272%, 6/9/43, CMO, FRN	790,479
$4,535	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(d)	1,869,475
	Chase Mortgage Finance Corp., CMO,
2,489	5.50%, 11/25/21	2,357,451
2,600	6.00%, 3/25/37	2,057,880
	Citigroup Mortgage Loan Trust, Inc., CMO
1,166	2.86%, 3/25/37, VRN	719,238

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$1,055	5.50%, 11/25/35	$825,997
	Countrywide Alternative Loan Trust, CMO,
1,705	0.476%, 12/20/46, FRN	768,340
1,949	0.526%, 6/25/37, FRN	731,558
4,128	0.611%, 11/20/35, FRN	2,229,226
4,116	0.626%, 5/25/36, FRN	1,870,012
526	5.50%, 10/25/35	479,675
701	6.00%, 11/25/35	364,405
800	6.00%, 4/25/36	530,706
1,425	6.00%, 4/25/37	909,976
3,107	6.00%, 5/25/37	2,009,415
834	6.25%, 8/25/37	505,903
1,130	6.50%, 9/25/32	987,131
2,453	6.50%, 7/25/35	1,448,716
1,169	6.50%, 6/25/36	630,545
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,614	0.596%, 3/25/35, FRN	968,493
62	2.657%, 10/20/35, VRN	39,489
712	2.673%, 6/20/35, VRN	494,140
261	2.713%, 8/20/35, VRN	159,167
6,212	2.713%, 11/25/35, FRN	4,184,436
155	2.797%, 8/25/34, VRN	110,966
2,229	3.419%, 3/25/37, VRN	1,011,455
570	5.50%, 8/25/35	536,877
1,866	5.564%, 9/25/47, VRN	1,190,573
2,830	Credit Suisse First Boston Mortgage Securities Corp.,
	7.50%, 5/25/32, CMO	2,928,622
	Credit Suisse Mortgage Capital Certificates, CMO,
924	0.455%, 10/15/21, FRN (a)(d)(h)	861,100
1,136	0.876%, 7/25/36, FRN	406,772
843	5.896%, 4/25/36	512,504
706	6.50%, 5/25/36	375,620
897	6.50%, 7/26/36	363,580
€5,394	DECO Series, 1.309%, 10/27/20, CMO, FRN	5,931,087
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, CMO,
$1,165	0.426%, 2/25/47, FRN	568,616
278	6.25%, 7/25/36, VRN	137,005
1,066	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO	1,113,571
1,667	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	0.461%, 4/19/47, CMO, FRN	384,840
	EMF-NL, CMO, FRN,
€800	2.231%, 7/17/41	664,489
€1,000	2.481%, 10/17/41	933,738
$589	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a)(d)	573,996
	First Horizon Alternative Mortgage Securities, CMO,
3,086	2.216%, 11/25/36, FRN	1,469,125
809	2.236%, 5/25/36, FRN	387,434
463	2.35%, 2/25/36, FRN	318,203
618	2.452%, 8/25/35, FRN	107,482
287	6.25%, 11/25/36	200,850
	First Horizon Asset Securities, Inc., CMO,
2,424	2.606%, 1/25/37, FRN	1,705,988

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$409	5.50%, 8/25/35	$289,945
462	5.752%, 7/25/37, FRN	358,203
53,190	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (e)	309,807
	GMAC Mortgage Corp. Loan Trust, CMO, FRN,
427	3.022%, 6/25/34	360,432
231	3.115%, 7/19/35	198,031
443	3.125%, 6/25/34	380,376
2,144	Greenpoint Mortgage Funding Trust, 0.456%, 1/25/37, CMO, FRN	1,067,393
773	Greenwich Capital Commercial Funding Corp., 0.435%, 11/5/21, CMO, FRN (a)(d)	751,970
	GS Mortgage Securities Corp. II, CMO (a)(d),
10,262	1.699%, 8/10/43, IO, VRN	895,866
140	5.329%, 3/6/20, FRN	138,477
	GSR Mortgage Loan Trust, CMO,
1,238	0.726%, 7/25/37, FRN	796,542
3,670	2.70%, 1/25/36, VRN	2,641,069
71	2.891%, 12/25/34, VRN	50,627
145	6.00%, 9/25/34	147,652
	Harborview Mortgage Loan Trust, CMO,
3,549	0.471%, 2/19/46, FRN	2,037,123
6,496	0.491%, 11/19/36, FRN	3,829,139
266	0.601%, 1/19/35, FRN	161,231
715	0.841%, 6/19/34, FRN	530,674
2,907	5.546%, 6/19/36, VRN	1,647,689
665	5.75%, 8/19/36, VRN	357,327
801	Homebanc Mortgage Trust, 0.526%, 3/25/35, CMO, FRN	469,640
€1,197	IM Pastor FTH, 1.558%, 3/22/44, CMO, FRN	1,029,822
$646	Impac CMB Trust, 0.536%, 11/25/35, CMO, FRN	320,260
2,877	Indymac INDA Mortgage Loan Trust, 2.768%, 12/25/36, CMO, VRN	1,786,848
	Indymac Index Mortgage Loan Trust, CMO,
424	1.076%, 8/25/34, FRN	263,530
863	1.136%, 9/25/34, FRN	531,566
687	4.548%, 6/25/37, VRN	306,086
2,049	4.613%, 5/25/37, VRN	1,057,701
3,000	5.377%, 11/25/36, VRN	2,098,150
397	5.392%, 5/25/37, FRN	69,869
¥21,250	JLOC Ltd., 0.456%, 2/16/16, CMO, FRN (e)	256,478
	JPMorgan Alternative Loan Trust, CMO, VRN,
$966	2.627%, 5/25/36	524,348
806	5.50%, 11/25/36	788,963
4,000	JPMorgan Chase Commercial Mortgage Securities Corp.,
	5.717%, 3/18/51, CMO, VRN (a)(d)	4,009,598
	JPMorgan Mortgage Trust, CMO,
130	2.768%, 10/25/36, VRN	89,743
464	3.994%, 7/25/35, VRN	412,930
882	4.688%, 6/25/37, VRN	600,735
2,964	5.50%, 11/25/34	2,995,088
2,083	5.546%, 5/25/36, VRN	1,560,241
396	6.00%, 8/25/37	334,825
	Landmark Mortgage Securities PLC, CMO, FRN,
£1,906	1.285%, 6/17/38	2,358,991
€727	1.639%, 6/17/38	750,072
	Lehman Mortgage Trust, CMO,
$5,280	6.00%, 5/25/37	4,549,987

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$1,133	6.494%, 4/25/36, VRN	$1,088,791
	MASTR Adjustable Rate Mortgage Trust, CMO,
1,746	0.486%, 4/25/46, FRN	878,143
1,049	0.937%, 1/25/47, FRN	499,029
1,343	3.027%, 10/25/34, VRN	978,397
	Morgan Stanley Mortgage Loan Trust, CMO,
1,411	2.61%, 7/25/35, VRN	867,422
759	2.915%, 1/25/35, VRN	65,563
1,257	5.75%, 12/25/35	945,833
926	6.00%, 8/25/37	813,833
6,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	5,208,000
	Prime Mortgage Trust,
7,225	0.626%, 6/25/36, FRN	2,355,540
447	7.00%, 7/25/34	417,576
1,072	Prudential Securities Secured Financing Corp.,
	6.755%, 6/16/31, CMO, VRN (a)(d)	1,068,998
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO, VRN (a)(d)	2,006,022
66	Regal Trust IV, 2.776%, 9/29/31, CMO, FRN (a)(d)	57,885
	Residential Accredit Loans, Inc., CMO,
564	0.456%, 6/25/46, FRN	204,514
1,559	0.676%, 10/25/45, FRN	883,854
303	5.50%, 4/25/37	177,751
1,340	6.00%, 8/25/35	1,070,727
1,344	6.00%, 1/25/37	862,651
1,016	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	654,925
	Residential Funding Mortgage Securities I, CMO,
755	5.659%, 7/27/37, VRN	549,414
1,549	6.00%, 6/25/37	1,235,826
	Salomon Brothers Mortgage Securities VII, Inc.,
989	6.50%, 2/25/29, CMO	997,041
828	Sequoia Mortgage Trust, 5.050%, 1/20/38, CMO, VRN	506,511
	Structured Adjustable Rate Mortgage Loan Trust, CMO, VRN,
56	2.521%, 8/25/34	45,764
3,622	5.284%, 11/25/36	2,570,733
2,696	5.531%, 1/25/36	1,784,131
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
4,145	0.486%, 8/25/36	2,294,385
340	0.506%, 5/25/45	196,878
1,054	Structured Asset Securities Corp., 2.609%, 1/25/34, CMO, VRN	898,435
919	Suntrust Adjustable Rate Mortgage Loan Trust,
	5.734%, 10/25/37, CMO, FRN	761,650
€195	Talisman Finance PLC, 1.445%, 4/22/17, CMO, FRN	206,347
$689	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	388,794
387	Wachovia Bank Commercial Mortgage Trust, 0.375%, 9/15/21, CMO, FRN (a)(d)	370,680
	WaMu Mortgage Pass Through Certificates, CMO,
74	0.566%, 10/25/45, FRN	56,152
220	2.234%, 3/25/33, FRN	207,028
2,788	2.606%, 2/25/37, VRN	1,928,989
3,880	2.615%, 7/25/37, FRN	2,172,054
4,079	2.701%, 7/25/46, FRN	2,805,850
3,854	4.976%, 6/25/37, FRN	2,553,192
1,451	5.008%, 3/25/37, VRN	866,736

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$940	5.317%, 11/25/36, FRN	$656,415
3,096	5.346%, 7/25/37, FRN	2,291,633
2,335	5.409%, 2/25/37, FRN	1,621,073
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
1,268	1.047%, 10/25/46, FRN	533,682
5,741	5.50%, 7/25/35	4,319,724
75	Washington Mutual MSC Mortgage Pass Through Certificates,
	1.60%, 6/25/33, CMO, FRN	43,333
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,156	0.776%, 7/25/37, FRN	896,411
82	2.629%, 10/25/36, FRN	57,538
79	2.655%, 9/25/36, FRN	55,758
192	2.698%, 4/25/36, VRN	148,985
2,313	2.743%, 9/25/36, FRN	1,591,001
118	5.50%, 1/25/36	66,676
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	2,595,065
	Total Mortgage-Backed Securities (cost—$192,215,219)	190,476,634

CORPORATE BONDS & NOTES—46.1%
Airlines—3.2%
1,000	American Airlines Pass Through Trust, 8.625%, 4/15/23	1,065,000
	Continental Airlines Pass Through Trust (h),
1,115	7.707%, 10/2/22	1,193,191
1,095	8.048%, 5/1/22	1,195,814
1,754	Delta Air Lines, Inc., 7.75%, 6/17/21 (h)	1,938,712
727	Northwest Airlines, Inc., 1.229%, 11/20/15, FRN (MBIA) (h)	662,079
	United Air Lines Pass Through Trust (h)
2,505	9.75%, 7/15/18	2,817,741
2,304	10.40%, 5/1/18	2,597,274
		11,469,811

Banking—11.6%
	Barclays Bank PLC, (h),
3,000	6.05%, 12/4/17 (a)(d)	3,040,398
£2,100	14.00%, 6/15/19 (f)	3,971,018
	BPCE S.A., (f),
€750	9.00%, 3/17/15	863,313
€350	9.25%, 4/22/15	388,000
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, (h),
€3,000	6.875%, 3/19/20	3,714,034
$6,875	11.00%, 6/30/19 (a)(d)(f)	8,548,416
7,300	Discover Bank, 7.00%, 4/15/20 (h)	8,014,641
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (f)(h)	1,847,469
$5,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (h)	5,361,505
5,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	5,275,000
		41,023,794

Financial Services—11.2%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a)(d)	500,000
	Ally Financial, Inc., (h),
1,850	6.75%, 12/1/14	1,915,719

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
$5,000	8.30%, 2/12/15	$5,528,100
	AngloGold Ashanti Holdings PLC, (h),
300	5.375%, 4/15/20	311,578
800	6.50%, 4/15/40	809,972
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(h)	2,037,786
	CIT Group, Inc.,
3,700	5.25%, 4/1/14 (a)(d)(h)	3,783,250
593	7.00%, 5/1/16	593,872
1,048	7.00%, 5/1/17 (h)	1,050,479
	Credit Agricole S.A., (f),
£650	5.136%, 2/24/16	711,868
£500	7.589%, 1/30/20	539,712
£1,400	8.125%, 10/26/19	1,665,621
$5,000	HSBC Finance Corp., 6.676%, 1/15/21 (h)	5,207,005
£200	LBG Capital No.2 PLC, 15.00%, 12/21/19	368,737
$2,500	Morgan Stanley, 1.047%, 10/15/15, FRN (h)	2,224,980
	SLM Corp.,
150	0.86%, 1/27/14, FRN	139,150
€1,250	1.756%, 6/17/13, FRN (h)	1,546,411
$975	5.00%, 10/1/13 (h)	996,937
1,000	5.375%, 5/15/14 (h)	1,028,310
220	5.975%, 6/15/13, FRN	219,149
200	5.975%, 12/15/13, FRN	197,638
1,000	8.00%, 3/25/20 (h)	1,067,500
4,700	8.45%, 6/15/18 (h)	5,111,250
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (f)(h)	2,275,000
		39,830,024

Healthcare & Hospitals—0.9%
3,000	HCA, Inc., 6.50%, 2/15/20 (h)	3,187,500

Hotels/Gaming—2.3%
1,600	MGM Resorts International, 9.00%, 3/15/20 (h)	1,812,000
5,802	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)(h)	6,206,038
		8,018,038

Insurance—3.5%
	American International Group, Inc.,
1,650	6.25%, 5/1/36 (h)	1,637,995
1,500	6.40%, 12/15/20 (h)	1,635,466
£546	6.765%, 11/15/17 (a)(d)	858,936
$6,400	8.25%, 8/15/18 (h)	7,391,661
£550	8.625%, 5/22/68, (converts to FRN on 5/22/18)	760,087
		12,284,145

Machinery—0.1%
$500	Maxim Crane Works L.P., 12.25%, 4/15/15 (a)(b)(d)(i)
	(acquisition cost-$445,000; purchased 12/13/11)	467,500

Multi-Media—0.1%
500	McClatchy Co., 11.50%, 2/15/17	512,500

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Oil & Gas—7.5%
	Anadarko Petroleum Corp., (h),
$600	6.20%, 3/15/40	$709,774
3,300	6.375%, 9/15/17	3,909,467
4,200	6.45%, 9/15/36	5,034,334
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (h)	7,837,620
958	Global Geophysical Services, Inc., 10.50%, 5/1/17	900,520
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (h)	2,763,948
4,900	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(h)	5,115,600
	Pride International, Inc., (h),
200	6.875%, 8/15/20	242,042
200	7.875%, 8/15/40	272,980
		26,786,285

Paper & Forest Products—0.6%
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (h)	2,186,828

Real Estate Investment Trust—1.8%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (h)	1,046,144
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (h)	5,385,531
		6,431,675

Retail—1.0%
2,887	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(h)	3,439,819

Telecommunications—1.2%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (h)	1,790,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14 (h)	2,013,990
500	Telecom Italia Capital S.A., 7.20%, 7/18/36 (h)	455,000
		4,258,990

Utilities—1.1%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)(h)	1,640,000
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (h)	2,155,000
		3,795,000
	Total Corporate Bonds & Notes (cost—$146,358,456)	163,691,909

U.S. GOVERNMENT AGENCY SECURITIES (h)—38.0%
	Fannie Mae, MBS,
137	4.00%, 11/1/33	145,624
180	4.00%, 3/1/39	190,440
307	4.00%, 5/1/39	324,543
2,964	4.00%, 8/1/40	3,136,506
1,567	4.00%, 9/1/40	1,658,918
24,127	4.00%, 10/1/40	25,539,717
14,465	4.00%, 11/1/40	15,309,561
5,660	4.00%, 12/1/40	5,996,969
20,696	4.00%, 1/1/41	21,906,029
24,863	4.00%, 2/1/41	26,315,150
18,161	4.00%, 3/1/41	19,229,871
5,559	4.00%, 4/1/41	5,885,280
1,422	4.00%, 5/1/41	1,505,684

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$292	4.00%, 6/1/41	$309,205
2,157	4.00%, 7/1/41	2,285,074
4,761	4.00%, 8/1/41	5,040,493
	Total U.S. Government Agency Securities (cost—$128,541,363)	134,779,064

ASSET-BACKED SECURITIES—12.9%
625	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	517,304
1,729	Accredited Mortgage Loan Trust, 0.456%, 4/25/36, FRN	1,464,772
906	ACE Securities Corp., 0.676%, 8/25/45, FRN	855,647
	Advanta Business Card Master Trust, FRN,
367	0.531%, 6/20/14	337,663
367	0.531%, 12/22/14	337,663
	Asset-Backed Funding Certificates, FRN,
16	0.836%, 10/25/33	11,767
2,175	1.101%, 8/25/33	1,599,220
	Bear Stearns Asset-Backed Securities Trust,
1,822	0.776%, 9/25/34, FRN	1,266,765
1,648	3.198%, 7/25/36, VRN	374,625
384	Bear Stearns Second Lien Trust, 0.496%, 12/25/36, FRN (a)(d)	370,472
3,946	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN	2,220,339
	Conseco Finance Securitizations Corp.,
1,603	7.77%, 9/1/31	1,629,771
624	7.96%, 2/1/32	499,926
319	7.97%, 5/1/32	224,797
3,673	8.06%, 5/1/31	2,469,882
	Conseco Financial Corp.,
292	6.22%, 3/1/30	319,700
340	6.33%, 11/1/29, VRN	362,926
254	6.53%, 2/1/31, VRN	255,930
181	6.86%, 3/15/28	190,609
461	7.05%, 1/15/27	480,329
1,093	7.14%, 3/15/28	1,200,880
767	7.24%, 6/15/28, VRN	844,220
774	7.40%, 6/15/27	823,423
61	7.65%, 10/15/27, VRN	62,315
	Countrywide Asset-Backed Certificates,
28	0.426%, 3/25/47, FRN	16,972
1,348	0.616%, 12/25/36, FRN (a)(d)	515,683
1,317	0.666%, 11/25/34, FRN	1,141,042
951	0.836%, 8/25/32, FRN	581,371
244	4.693%, 10/25/35, VRN	211,986
863	Countrywide Home Equity Loan Trust, 0.635%, 3/15/29, FRN	821,865
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	1,110,595
884	GSAMP Trust, 0.576%, 5/25/36, FRN (a)(d)	726,017
70	Home Equity Asset Trust, 2.676%, 10/25/33, FRN	45,984
6,500	Indymac Residential Asset-Backed Trust, 0.596%, 4/25/47, FRN	2,341,599
	JPMorgan Mortgage Acquisition Corp., FRN,
30	0.326%, 10/25/36	30,146
14	0.356%, 8/25/36	3,676
	Long Beach Mortgage Loan Trust, FRN,
1,339	0.436%, 10/25/36	399,061

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$689	2.751%, 3/25/32	$391,387
2,955	Loomis Sayles CBO, 0.789%, 10/26/20, FRN (a)(d)	2,749,175
553	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	554,771
7,355	Merrill Lynch First Franklin Mortgage Loan Trust,
	0.516%, 5/25/37, FRN	2,615,269
2,111	Merrill Lynch Mortgage Investors, Inc., 0.776%, 6/25/36, FRN	1,091,851
2,037	Morgan Stanley Dean Witter Capital I, 1.701%, 2/25/33, FRN	1,380,888
	Oakwood Mortgage Investors, Inc.,
40	0.515%, 5/15/13, FRN	31,924
831	8.00%, 10/15/26 (h)	839,273
	Option One Mortgage Loan Trust,
8	0.396%, 2/25/38, FRN	7,556
76	5.662%, 1/25/37	41,342
5,000	Origen Manufactured Housing, 7.65%, 3/15/32	5,364,562
	Residential Asset Mortgage Products, Inc.,
32	4.02%, 4/25/33, VRN	27,932
1,075	5.22%, 7/25/34, VRN	935,429
1,733	5.86%, 11/25/33	1,443,830
	Residential Asset Securities Corp.,
36	0.466%, 3/25/36, FRN	34,238
31	4.47%, 3/25/32, VRN	31,292
544	Securitized Asset-Backed Receivables LLC Trust, 0.506%, 2/25/37, FRN	183,602
165	Specialty Underwriting & Residential Finance, 0.526%, 9/25/36, FRN	158,508
967	Structured Asset Securities Corp., 0.576%, 6/25/35, FRN	598,096
741	UCFC Home Equity Loan, 7.75%, 4/15/30, VRN	527,131
	Total Asset-Backed Securities (cost—$42,816,651)	45,674,998

SENIOR LOANS (a)(c)—6.2%
Computer Services—0.5%
1,749	First Data Corp., 3.027%, 9/24/14, Term B1	1,660,105

Financial Services—4.5%
2,100	Delos Aircraft, Inc., 7.00%, 3/17/16, Term B2	2,116,712
2,900	International Lease Finance Corp., 6.75%, 3/17/15, Term B1	2,921,872
1,293	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	1,292,622
10,500	Springleaf Finance Corp., 5.50%, 5/10/17	9,813,121
		16,144,327

Healthcare & Hospitals—0.3%
1,000	HCA, Inc., 2.52%, 11/17/13, Term B1	993,185

Oil & Gas—0.5%
1,873	Petroleum Export, 3.563%, 12/7/12, Term B	1,855,051

Printing/Publishing—0.1%
515	Tribune Co., zero coupon, 6/4/24 (b)(i)(l)
	(acquisition cost-$499,096; purchased 11/30/07-2/27/09)	324,828

Utilities—0.3%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.795%, 10/10/17	1,187,973
	Total Senior Loans (cost—$22,807,912)	22,165,469

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Shares		Value*
CONVERTIBLE PREFERRED STOCK—4.9%
Financial Services—4.5%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	$15,877,500

Utilities—0.4%
25,500	PPL Corp., 9.50%, 7/1/13	1,382,100
	Total Convertible Preferred Stock (cost—$10,478,225)	17,259,600

Principal
Amount
(000s)
SOVEREIGN DEBT OBLIGATIONS—2.2%
Brazil—0.5%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 207	10.00%, 1/1/14	118,370
BRL 2,984	10.00%, 1/1/17	1,649,063
		1,767,433

Philippines—1.7%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19	6,125,000
	Total Sovereign Debt Obligations (cost—$7,197,377)	7,892,433

CONVERTIBLE BONDS—1.2%
Real Estate Investment Trust—1.2%
3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(d) (cost—$3,776,357)	4,189,500

MUNICIPAL BONDS—0.8%
California—0.2%
775	Statewide Communities Dev. Auth. Rev.,
	Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	805,892

West Virginia—0.6%
3,000	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,212,980
	Total Municipal Bonds (cost—$3,651,994)	3,018,872

Shares
PREFERRED STOCK—0.3%
Financial Services—0.3%
	SLM Corp., CPI-Linked MTN, Ser. A (j),
8,500	5.012%, 1/16/18	184,025
32,400	5.525%, 3/15/17	729,648
	Total Preferred Stock (cost—$460,125)	913,673

Principal
Amount
(000s)
U.S. TREASURY OBLIGATIONS—0.0%
$100	U.S. Treasury Notes, 2.375%, 8/31/14 (cost—$103,210)	105,406

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
SHORT-TERM INVESTMENTS—6.3%
Corporate Notes—2.2%
Airlines—0.7%
$2,500	American Airlines, Inc., 10.50%, 10/15/12 (l)	$2,503,125

Financial Services—1.5%
4,600	Ford Motor Credit Co. LLC, 7.80%, 6/1/12 (h)	4,681,057
	SLM Corp.,
500	5.125%, 8/27/12	505,006
100	5.375%, 1/15/13	102,395
		5,288,458
	Total Corporate Notes (cost—$7,672,540)	7,791,583

U.S. Treasury Obligations (g)—1.0%
3,086	U.S. Treasury Bills, 0.028%-0.066%, 3/22/12-7/5/12 (k)	3,085,491
270	U.S. Treasury Notes, 0.375%, 10/31/12	270,548
	Total U.S. Treasury Obligations (cost—$3,355,491)	3,356,039

Sovereign Debt Obligations—0.0%
Brazil—0.0%
BRL 100	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/13, Ser. F (cost—$62,788)	57,446

Repurchase Agreements—3.1%
$5,000	Barclays Capital, Inc., dated 1/31/12, 0.22%, due 2/1/12, proceeds $5,000,031; collateralized by Freddie Mac, 5.00%, due 9/1/41, valued at $5,154,087 including accrued interest	5,000,000
5,400	JPMorgan Securities, Inc., dated 1/31/12, 0.20%, due 2/1/12, proceeds $5,400,030; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $5,535,396 including accrued interest	5,400,000
600	State Street Bank & Trust Co., dated 1/31/12, 0.01%, due 2/1/12, proceeds $600,000; collateralized by Federal Home Loan Bank, 0.255%, due 7/20/12, valued at $616,538 including accrued interest	600,000
	Total Repurchase Agreements (cost—$11,000,000)	11,000,000
	Total Short-Term Investments (cost—$22,090,819)	22,205,068

	Total Investments (cost—$580,497,708) (m)—172.6%	612,372,626
	Liabilities in excess of other assets—(72.6)%	(257,507,625)
	Net Assets—100.0%	$354,865,001

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $95,240,798, representing 26.8% of net assets.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2012.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Fair-Valued—Securities with an aggregate value of $566,285, representing 0.2% of net assets.
(f)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such securities is $944,096 and the aggregate market value is $792,328, representing 0.2% of net assets.
(j)	Dividend rate is fixed until the first call date and variable thereafter.
(k)	Rates reflect the effective yields at purchase date.
(l)	In default.
(m)

At January 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $580,500,802. Gross unrealized appreciation was $52,334,404; gross unrealized depreciation was $20,462,580; and net unrealized appreciation $31,871,824. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

BRL—Brazilian Real

£—British Pound

CBO—Collateralized Bond Obligation

CMO—Collateralized Mortgage Obligation

CPI—Consumer Price Index

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2012.

IO—Interest Only

¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

MTN—Medium Term Note

PO—Principal Only

VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2012.

Other Investments:

(A) Credit default swap agreements outstanding at January 31, 2012:

OTC sell protection swap agreements (1):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (2)	Spread (3)	Date	Received	Value (4)	Paid (Received)	(Depreciation)
Bank of America:
American International Group	$700	3.51%	12/20/20	1.00%	$(113,787)	$(158,799)	$45,012
Dow Jones CDX HY-9 5-Year Index 35-100%	9,481	0.16	12/20/12	1.44	124,361	—	124,361
MetLife	6,200	2.56	9/20/15	1.00	(322,474)	(416,629)	94,155
SLM	4,150	3.57	12/20/13	5.00	132,015	(508,375)	640,390
Barclays Bank:
Gazprom	1,250	2.97	12/20/17	1.90	(67,474)	—	(67,474)
VTB Capital	1,250	4.24	12/20/17	2.34	(115,392)	—	(115,392)
Citigroup:
Majapahit Holding	3,000	2.88	12/20/17	2.65	(26,145)	—	(26,145)
Republic of Indonesia	3,000	1.88	12/20/17	2.14	49,984	—	49,984
SLM	4,150	3.57	12/20/13	5.00	132,015	358,731	(226,716)
Credit Suisse First Boston:
TNK	1,500	3.22	12/20/17	3.15	228	—	228
Deutsche Bank:
American International Group	600	3.51	12/20/20	1.00	(97,532)	(129,424)	31,892
SLM	900	3.57	12/20/13	5.00	28,630	(126,000)	154,630
Goldman Sachs:
American International Group	700	3.51	12/20/20	1.00	(113,787)	(162,663)	48,876
UBS:
American International Group	200	3.51	12/20/20	1.00	(32,511)	(43,535)	11,024
					$(421,869)	$(1,186,694)	$764,825

Centrally cleared sell protection swap agreements (1):

	Notional Amount	Credit	Termination	Payments	Market	Unrealized
Broker (Exchange)	(000s) (2)	Spread (3)	Date	Received	Value (4)	Depreciation
Citigroup (CME):
Dow Jones CDX IG-17 5-Year Index	$11,900	1.01%	12/20/16	1.00%	$(14,325)	$(129,761)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CDX—Credit Derivatives Index

CME—Chicago Mercantile Exchange

IG—Investment Grade

OTC—Over-the-Counter

(B)  Forward foreign currency contracts outstanding at January 31, 2012:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	January 31, 2012	(Depreciation)
Purchased:
3,302,000 British Pound settling 2/2/12	Barclays Bank	$5,177,536	$5,203,294	$25,758
782,000 British Pound settling 2/2/12	Citigroup	1,216,401	1,232,276	15,875
2,915,000 British Pound settling 2/2/12	Morgan Stanley	4,539,748	4,593,459	53,711
165,000 British Pound settling 2/2/12	UBS	257,655	260,007	2,352
3,728,000 Euro settling 2/2/12	Barclays Bank	4,831,488	4,876,409	44,921
1,113,000 Euro settling 2/2/12	Citigroup	1,448,903	1,455,859	6,956
1,558,000 Euro settling 2/2/12	UBS	2,025,711	2,037,941	12,230
53,488 Mexican Peso settling 3/15/12	HSBC Bank	3,943	4,089	146
68,899 South African Rand settling 7/26/12	Deutsche Bank	8,190	8,586	396
Sold:
3,313,000 British Pound settling 3/2/12	Barclays Bank	5,193,459	5,219,435	(25,976)
782,000 British Pound settling 3/2/12	Citigroup	1,216,114	1,231,995	(15,881)
999,000 British Pound settling 2/2/12	Goldman Sachs	1,533,295	1,574,225	(40,930)
2,915,000 British Pound settling 3/2/12	Morgan Stanley	4,538,655	4,592,410	(53,755)
6,165,000 British Pound settling 2/2/12	Royal Bank of Canada	9,651,955	9,714,812	(62,857)
3,728,000 Euro settling 3/2/12	Barclays Bank	4,831,965	4,876,670	(44,705)
741,000 Euro settling 4/16/12	Barclays Bank	949,851	969,500	(19,649)
1,113,000 Euro settling 3/2/12	Citigroup	1,449,064	1,455,937	(6,873)
547,000 Euro settling 4/16/12	Citigroup	699,974	715,677	(15,703)
6,399,000 Euro settling 2/2/12	Goldman Sachs	8,397,344	8,370,210	27,134
1,558,000 Euro settling 3/2/12	UBS	2,025,937	2,038,050	(12,113)
3,086,000 Euro settling 4/16/12	UBS	3,926,592	4,037,623	(111,031)
223,567,350 Russian Ruble settling 3/27/12	Citigroup	7,536,402	7,325,583	210,819
				$(9,175)

At January 31, 2012, the Fund held $450,000 in cash as collateral for derivatives.  Cash collateral received may be invested in accordance with the Fund’s investment strategy.

(C) Open reverse repurchase agreements at January 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.753%	8/24/11	2/24/12	$27,055,807	$26,965,000
	0.753	8/26/11	2/24/12	4,344,400	4,330,000
	0.80	11/29/11	2/17/12	2,401,410	2,398,000
	0.83	1/13/12	4/16/12	5,031,203	5,029,000
	0.85	12/16/11	3/19/12	8,096,975	8,088,000
	1.053	8/24/11	2/17/12	4,564,394	4,543,000
	1.053	8/24/11	2/24/12	4,898,962	4,876,000
	1.053	8/26/11	2/24/12	2,781,878	2,769,000
	1.06	1/20/12	4/20/12	2,014,712	2,014,000
	1.08	1/11/12	4/13/12	5,263,314	5,260,000
Citigroup	0.25	1/12/12	2/13/12	62,304,652	62,296,000
Credit Suisse First Boston	0.75	11/16/11	2/16/12	491,788	491,000
	0.80	11/23/11	2/17/12	8,446,118	8,433,000
	1.05	11/23/11	2/17/12	8,353,019	8,336,000
	1.10	11/16/11	2/16/12	14,316,605	14,283,000
Deutsche Bank	0.27	1/12/12	2/13/12	42,201,330	42,195,000
	0.65	11/18/11	2/17/12	2,111,856	2,109,000
	0.65	1/11/12	4/11/12	1,422,539	1,422,000
	0.68	11/23/11	2/23/12	4,575,041	4,569,000
	0.75	12/9/11	3/8/12	1,913,150	1,911,000
	0.82	11/23/11	2/23/12	2,133,396	2,130,000
	0.90	12/16/11	3/21/12	1,391,633	1,390,000
Goldman Sachs	0.22	1/12/12	2/13/12	25,087,066	25,084,000
Greenwich Capital Markets	0.65	11/14/11	2/15/12	2,517,586	2,514,000
JPMorgan Chase	0.78	8/24/11	2/24/12	4,275,864	4,261,000
Morgan Stanley	1.10	8/26/11	2/9/12	3,624,864	3,607,339
	1.20	1/20/12	4/23/12	708,283	708,000
Royal Bank of Scotland	1.296	1/13/12	2/9/12	773,529	773,000
UBS	0.62	1/20/12	4/19/12	298,062	298,000
	0.80	8/24/11	2/24/12	2,014,181	2,007,000
	0.90	9/6/11	3/5/12	1,835,767	1,829,000
	2.07	9/9/11	2/9/12	3,482,042	3,453,251
	2.18	9/9/11	2/9/12	1,408,604	1,396,343
					$261,767,933

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2012 was $271,093,907 at a weighted average interest rate of 0.62%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2012 was $271,887,510.

At January 31, 2012, the Fund held $874,059 in principal value of U.S. Treasury Notes, and $1,370,000 in cash as collateral for reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond or note, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	1/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	—	$184,702,349	$5,774,285	$190,476,634
Corporate Bonds & Notes:
Airlines	—	—	11,469,811	11,469,811
All Other	—	152,222,098	—	152,222,098
U.S. Government Agency Securities	—	134,779,064	—	134,779,064
Asset-Backed Securities	—	45,674,998	—	45,674,998
Senior Loans	—	22,165,469	—	22,165,469
Convertible Preferred Stock	$17,259,600	—	—	17,259,600
Sovereign Debt Obligations	—	7,892,433	—	7,892,433
Convertible Bonds	—	4,189,500	—	4,189,500
Municipal Bonds	—	3,018,872	—	3,018,872
Preferred Stock	913,673	—	—	913,673
U.S. Treasury Obligations	—	105,406	—	105,406
Short-Term Investments	—	22,205,068	—	22,205,068
Total Investments in Securities - Assets	$18,173,273	$576,955,257	$17,244,096	$612,372,626

Other Financial Instruments* - Assets
Credit Contracts	—	$1,200,552	—	$1,200,552
Foreign Exchange Contracts	—	400,298	—	400,298
Total Other Financial Instruments* - Assets	—	$1,600,850	—	$1,600,850

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(539,343)	$(26,145)	$(565,488)
Foreign Exchange Contracts	—	(409,473)	—	(409,473)
Total Other Financial Instruments* - Liabilities	—	$(948,816)	$(26,145)	$(974,961)

Total Investments	$18,173,273	$577,607,291	$17,217,951	$612,998,515

There were no significant transfers between Levels 1 and 2 during the three months ended January 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	10/31/11	Purchases	Sales	(Premiums)	Gain	Depreciation	Level 3**	Level 3	1/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	$5,155,255	$299,617	$(7,696)	—	—	$70,631	$256,478	—	$5,774,285
Corporate Bonds & Notes:
Airlines	11,892,383	—	(727,350)	$11,696	$2,671	290,411	—	—	11,469,811
Total Investments in Securities - Assets	$17,047,638	$299,617	$(735,046)	$11,696	$2,671	$361,042	$256,478	—	$17,244,096
Other Financial Instruments* - Assets
Credit Contracts	$(9,932)	—	—	—	—	$(16,213)	—	—	$(26,145)
Total Investments	$17,037,706	$299,617	$(735,046)	$11,696	$2,671	$344,829	$256,478	—	$17,217,951

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at January 31, 2012 was $705,073.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 26, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 26, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 26, 2012